EXHIBIT 99.500

Inter-Zonal Congestion Management Overview

Principles Governing Inter-Zonal Congestion Management Schedule Coordinators: Each SC manages its own energy forward market. Any trades across SCs are arranged by the SCs involved. The SCs compete for transmission on a level playing field. The ISO: Allocates congested transmission to maximize the value of available capacity to those using the transmission. Charges all who use congested transmission paths the marginal cost. Does not participate in energy forward markets by arranging trades between SCs.

Results of Congestion Management Schedules for each SC that alleviate congestion. Marginal costs for each SC. Marginal cost of serving an increment of load at a location. Inter-zonal interface constraint shadow costs. Marginal value of an increment of capacity on an inter-zonal interface constraint.

Marginal Costs for SCs Locational marginal costs depend upon the SC. The schedule coordinators' energy forward markets are kept separate. Difference between marginal costs at two locations does not depend upon the SC. Congestion charges depend upon difference between locational marginal costs. Congestion price for moving energy from one location to another is independent of SC. SCs are treated comparably for transmission pricing.

Example:
Preferred Schedules and Adjustment Bids



Schedule Coordinator 1
G1=700 MWh @ $40/MWh
D1=100 MWh
Scheduled Flow: 600 MWh
G2=0 MWh @ $50/MWh
D2=600 MWh
Actual Flow 1200 MWh
A
B
700 MWh Flow Limit
G3=700 MWh @ $60/MWh
D3=100 MWh
Scheduled Flow: 600 MWh
G4=0 MWh @ $90/MWh
D4=600 MWh
Schedule Coordinator 2

Each generator can be moved from 0 MWh to 1500 MWh in its adjustment bid.
SC1 can serve D_2 using either G_1 or G_2. The difference in energy cost is $10/MWh.
SC2 can serve D_4 using either G_3 or G_4. The difference in energy cost is $30/MWh.

5

Rescheduling to Alleviate Inter-Zonal Congestion


Schedule Coordinator 1
G1=200 MWh
@ $40/MWh
D1=100 MWh
Scheduled Flow:
100 MWh
G2=500 MWh
@ $50/MWh
D2=600 MWh
Actual Flow 800 MWh
A
B
700 MWh Flow Limit
G3=700 MWh
@ $60/MWh
D3=100 MWh
Scheduled Flow:
600 MWh
G4=0 MWh
@ $90/MWh
D4=600 MWh
Schedule Coordinator 2

Give transmission to SC who can use it to best advantage:

Value to SC1 is \$10/MWh. Cost of reducing G_1 and increasing G_2 to serve D_2.

Value to SC2 is \$30/MWh. Cost of reducing G_3 and increasing G_4 to serve D_4.

6

Marginal Costs for Example... Marginal costs for SC1: If D1 increases by 1 MWh: SC1 would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. SC1's marginal cost at A is $40/MWh. If D2 increases 1 MWh: SC1 would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. SC1's marginal cost at B is $50/MWh. Marginal cost of moving energy from A to B for SC1 is $10/MWh.

....Marginal Costs for Example Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost at A is $60/MWh. If D4 increases by 1 MWh: ISO would take 1 MW of transmission from SC1 and allocate it to SC2. SC2 would increase G3 by 1 MWh (Cost $60/MWh). SC1 would decrease G1 by 1 MWh (Savings $40/MWh). SC1 would increase G2 by 1 MWh (Cost $50/MWh). SC2's marginal cost at B is $70/MWh ($60/MWh-$40/MWh+$50/MWh). Marginal cost of moving energy from A to B for SC2 is $10/MWh. Congestion cost is the same for both SCs.

PX Participants What if SC1 were the PX? PX Zonal MCP in zone A is $40/MWh: PX payment to G1 = 200 MWh * $40/MWh = $8,000. PX charge to D1 = 100 MWh * $40/MWh = $4,000. PX Zonal MCP in zone B is $50/MWh: PX payment to G2 = 500 MWh * $50/MWh = $25,000. PX charge to D2 = 600 MWh * $50/MWh = $30,000. Within the PX, G1 may be competing with G2 to serve PX demand: G1 could try to structure its adjustment bid to gain access to more transmission capacity. This would allow it to serve more of D2. What would happen?

Example: Revised Adjustment Bids



PX
G_1=700 MWh
@ $19/MWh
D_1=100 MWh
Scheduled Flow:
600 MWh
G_2=0 MWh
@ $50/MWh
D_2=600 MWh
Actual Flow 1200 MWh
A
B
700 MWh Flow Limit
G_3=700 MWh
@ $60/MWh
D_3=100 MWh
Scheduled Flow:
600 MWh
G_4=0 MWh
@ $90/MWh
D_4=600 MWh
Schedule Coordinator 2

PX can serve D_2 using either G_1 or G_2. The difference in energy cost is $31/MWh.
SC2 can serve D_4 using either G_3 or G_4. The difference in energy cost is $30/MWh.

10

Rescheduling to Alleviate Inter-Zonal Congestion in Revised Example



Schedule Coordinator 1
G1=700 MWh @ $19/MWh
D1=100 MWh
Scheduled Flow: 600 MWh
G2=0 MWh @ $50/MWh
D2=600 MWh
Actual Flow 800 MWh
A
B
700 MWh Flow Limit
G3=200 MWh @ $60/MWh
D3=100 MWh
Scheduled Flow: 100 MWh
G4=500 MWh @ $90/MWh
D4=600 MWh
Schedule Coordinator 2

Give transmission to SC who can use it to best advantage:

Value to SC1 is $31/MWh. Cost of reducing G_1 and increasing G_2 to serve D_2.

Value to SC2 is $30/MWh. Cost of reducing G_3 and increasing G_4 to serve D_4.

11

Marginal Costs for Revised Example... Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G1 by 1 MWh. Cost of energy from G1's adjustment bid is $19/MWh. PX's marginal cost at A is $19/MWh. If D2 increases 1 MWh: ISO would take 1 MW of transmission from SC2 and allocate it to PX. PX would increase G1 by 1 MWh (Cost $19/MWh). SC2 would decrease G3 by 1 MWh (Savings $60/MWh). SC2 would increase G4 by 1 MWh (Cost $90/MWh). PX's marginal cost at B is $49/MWh ($19/MWh-$60/MWh+$90/MWh). Marginal cost of moving energy from A to B for PX is $30/MWh.

....Marginal Costs for Revised Example Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $60/MWh. SC2's marginal cost at A is $60/MWh. If D4 increases by 1 MWh: SC2 would increase G4 by 1 MWh. Cost of energy from G4 is $90/MWh. SC2's marginal cost at B is $90/MWh. Marginal cost of moving energy from A to B for either SC2 is $30/MWh. Transmission cost is the same for both SCs.

PX Payments in Revised Example PX Zonal MCP in zone A is $19/MWh: PX payment to G1 = 700 MWh * $19/MWh = $13,300. PX charge to D1 = 100 MWh * $19/MWh = $1,900. PX Zonal MCP in zone B is $49/MWh: PX payment to G2 = 0 MWh * $49/MWh = $0. PX charge to D2 = 600 MWh * $49/MWh = $25,400. For G1 to gain access to additional transmission, it must reduce its adjustment bid cost: This lowers the zonal MCP in zone A. The zonal MCP in zone A may no longer cover G1's costs. This increased the congestion charge to the ISO by factor of 3.